Exhibit 99.2

Kemet Corporation

Second Quarter Conference Call

October 29, 2008

KEMET Corporation

Second Quarter Ended

September 30, 2008

Conference Call

Kemet Corporation

Second Quarter Conference Call

October 29, 2008

Cautionary Statement

Certain statements included herein contain forward-looking statements within the meaning of federal security laws about KEMET Corporation’s (the “Company”) financial condition and results of operations that are based on management’s current expectations, estimates and projections about the markets in which the Company operates, as well as management’s beliefs and assumptions.  Words such as “expects,” “anticipates,” “believes,” “estimates,” variations of such words and other similar expressions are intended to identify such forward-looking statements.  These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict.  Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s judgment only as of the date hereof.  The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise.

Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, availability, sourcing and pricing of raw materials, pressures on sales prices and Income tax expense of joint ventures, alliances and other equity investments, technological advancements, employee relations, changes in construction spending, capital expenditures and long-term investments (including those related to unforeseen acquisition opportunities), continued received from the sale of assets held for disposal.  In addition to these representative factors, forward-looking statements could be impacted by general domestic and international economic and industry conditions in the markets where the Company competes, such as changes in currency exchange rates, interest and inflation rates, recession and other economic and political factors over which the Company has no control.  Other risks and uncertainties may be described from time to time in the Company’s other reports and filings with the Securities and Exchange Commission.

Kemet Corporation

Second Quarter Conference Call

October 29, 2008

Income Statement Highlights

(Amounts in millions)

	Non-GAAP			GAAP
	For the Quarters Ended			For the Quarters Ended
	September 2008	June 2008	September 2007	September 2008	June 2008	September 2007
Net sales	$234.8	$242.8	$197.1	$234.8	$242.8	$197.1
Gross margin	28.0	27.6	37.7	28.0	17.3	37.7
R&D expense	7.0	10.1	8.2	7.0	10.1	8.2
Selling, general and administrative expense	22.0	25.9	19.6	23.8	28.2	20.2
Interest expense	5.5	5.4	2.1	5.5	5.4	2.1
Depreciation and amortization expense	15.4	16.0	13.9	15.4	16.0	13.9
Net income (loss)	(3.6)	(17.5)	10.4	(83.0)	(187.3)	4.0

Kemet Corporation

Second Quarter Conference Call

October 29, 2008

Second Quarter FY2009 GAAP to Non-GAAP Reconciliation

(Amounts in millions)

	GAAP	Special Items		Non-GAAP

Sales	$234.8	$—		$234.8
Cost of sales	206.8	—		206.8
Gross margin	28.0	—		28.0
S G & A expense	23.8	(1.8	)(A)	22.0
R & D expense	7.0	—		7.0
Restructuring charges	18.2	(18.2)		—
Impairment charges	86.9	(86.9)		—
Gain on sale of asset	(28.6)	28.6		—
Operating income (loss)	(79.3)	78.3		(1.0)
Net interest expense	5.3	—		5.3
Other (income) expense, net	(5.0)	—		(5.0)
Loss on early retirement of debt	2.2	(2.2)		—
Income (loss) before tax	(81.8)	80.5		(1.3)
Income tax expense	1.2	1.1		2.3
Net income	(83.0)	79.4		(3.6)

Notes:

(A) - $1.8 million related to F&E Business Group integration costs

Kemet Corporation

Second Quarter Conference Call

October 29, 2008

Kemet Corporation

Second Quarter Conference Call

October 29, 2008

Adjusted EBITDA Reconciliation to Pre-Tax Income

(Amounts in millions)

	June 2007	Sept. 2007	Dec. 2007	March 2008	June 2008	Sept. 2008
Pre-tax loss (loss) from continuing operations	$5.7	$4.1	$(8.2)	$(14.1)	$(187.3)	$(81.8)
Interest expense net	0.7	0.7	2.3	4.3	5.4	5.3
Depreciation and amortization expense	12.1	13.9	12.1	16.5	16.0	15.1
Gain on sale of assets	—	—	—	—	—	(28.7)
Goodwill impairment Charge	—	—	—	—	88.6	85.7
Write down of long-lived assets	—	—	2.2	2.0	63.9	1.2
Integration expenses	0.1	0.6	1.8	1.8	2.3	1.8
Inventory adjustments	—	—	—	—	10.3	—
Acquisition related write off	—	—	—	0.9	—	—
Loss on early retirement of debt	—	—	—	—	—	2.2
Restructuring charges	2.5	6.0	2.9	14.0	6.8	18.2
Adjusted EBITDA	$21.1	$25.3	$13.1	$25.4	$6.0	$19.0

Kemet Corporation

Second Quarter Conference Call

October 29, 2008

Balance Sheet Highlights

(Amounts in millions, except percentages and days in receivables/payables)

		September
	September	Exchange Rate	June
	2008	Impact	2008
Cash	$36.1		$35.5

Restricted cash	$6.3		$6.9

Capital expeditures	$11.8		$11.2

Short-Term Debt	$151.9	15.3	$208.7
Long-Term Debt	199.4	0.9	185.5
Total Debt	$351.3		$394.2

Equity	$259.2		$355.9

Net Working Capital (1)	$280.2		$305.3

Days in receivable	73.0		73.0
Days in Payables	48.0		56.0

(1)  Includes only Accounts Receivable, Inventories and Accounts Payable

Kemet Corporation

Second Quarter Conference Call

October 29, 2008

First Quarter FY2009 GAAP to Non-GAAP Reconciliation

(Amounts in millions)

	GAAP	Special Items		Non-GAAP

Sales	$242.8	$—		$242.8
Cost of sales	225.5	(10.3	)(A)	215.2
Gross margin	17.3	10.3		27.6
S G & A expense	28.2	(2.3	)(B)	25.9
R & D expense	10.1	—		10.1
Impairment charges	152.6	(152.6)		—
Restructuring charges	6.8	(6.8)		—
Operating income (loss)	(180.4)	172.0		(8.4)
Net interest expense	5.4	—		5.4
Other (income) expense, net	1.6	—		1.6
Income (loss) before tax	(187.4)	172.0		(15.4)
Income tax expense	(0.1)	2.2		2.1
Net income	$(187.3)	$169.8		$(17.5)

Notes:

(A) - $10.3 million relates to a $7.0 million LCM reserve and certain other inventory related adjustments

(B) - $2.3 million relates to F&E business segment integration costs.

Kemet Corporation

Second Quarter Conference Call

October 29, 2008

Second Quarter FY2008 GAAP to Non-GAAP Reconciliation

(Amounts in millions)

	GAAP	Special Items		Non-GAAP

Sales	$197.1	$—		$197.1
Cost of sales	159.4	—		159.4
Gross margin	37.7	—		37.7
S G & A expense	20.2	(0.6	)(A)	19.6
R & D expense	8.2	—		8.2
Restructuring charges	6.0	(6.0)		—
Operating income (loss)	3.3	6.6		9.9
Net interest expense	0.7	—		0.7
Other (income) expense, net	(1.1)	—		(1.1)
Income (loss) before tax	3.7	6.6		10.3
Income tax expense	(0.3)	0.2		(0.1)
Net income	$4.0	$6.4		$10.4

Notes:

(A) - $0.6 million relates to Evox Rifa business unit integration costs

Kemet Corporation

Second Quarter Conference Call

October 29, 2008

Non-GAAP

Financial Measures

Non-GAAP Financial Measures

Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of American because management believes such measures are useful to investors.

Adjusted EBITDA

Adjusted EBITDA represents pre-tax income before interest expense, and depreciation and amortization expense, adjusted to exclude restructuring charges, impairment write-downs, acquisition related write offs, inventory adjustments, gain on the sale of certain assets, loss on the early retirement of debt and integration expenses.  We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt.  We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.

We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations.

In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation.  Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items.  Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.

Kemet Corporation

Second Quarter Conference Call

October 29, 2008

Non-GAAP

Financial Measures - Continued

Our adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP.  Some of these limitations are:

•  it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments;

•  it does not reflect changes in, or cash requirements for, our working capital needs;

•  it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt;

•  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements;

•  it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows;

•  it does not reflect the impact of earnings or charges resulting from matters we consider not be indicative of our ongoing operations;

•  it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and

•  other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure.

Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations, including those under the notes. You should compensate for these limitations by replying primarily on our GAAP results and using Adjusted EBITDA only supplementally.